Income Tax:	9 Months Ended
Sep. 30, 2018
Income Tax: [Abstract]
Income Tax:

Note 11.    Income Tax:

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") which made broad and complex changes to the U.S. tax code. The Tax Act established new tax laws including, but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21% beginning in 2018.

Income tax expense for the nine months ended September 30, 2018 and 2017 differs from the amount that would result from applying Canadian tax rates to net income before taxes. These differences result from the items noted below:

	2018		2017
	Amount	%	Amount	%
Income tax expense based on Canadian tax rates	$ 16,994,571	25	$ 32,129,949	25
Increase (decrease) due to:
Different tax rates on foreign subsidiaries	(1,813,647)	(2)	17,175,972	13
Non-deductible expenses	908,032	1	2,340,551	2
Withholding tax	759,062	1	2,000,265	2
Previously unrecognized tax benefits	(11,508,151)	(17)	-	-
Change in valuation allowance and other	(5,141,651)	(8)	(6,938,974)	(6)
	$ 198,216	-	$ 46,707,763	36

The Company recorded income tax expense of $0.2 million and $46.7 million for the nine months ended September 30, 2018 and 2017, respectively. Income tax expense for the nine months ended September 30, 2018 decreased from the prior comparable period as a result of the deduction of capitalized costs incurred in the development of the Mining Data and a change in the valuation allowance due to the utilization of Canadian tax loss carryforwards. The tax benefit of the capitalized costs had not been recognized prior to the third quarter of 2018 when Venezuela completed all of the payments due under the agreement for sale of the Mining Data.  We have recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced in the near term if our estimate of future taxable income changes. The components of the Canadian and U.S. deferred income tax assets and liabilities as of September 30, 2018 and December 31, 2017 were as follows:

	September 30,	December 31,
	2018	2017
Deferred income tax assets
Net operating loss carry forwards	$34,768,039	$35,964,366
Property, Plant and Equipment	3,227,233	3,227,745
Other	2,873,810	1,682,594
	40,869,082	40,874,705
Valuation allowance	(35,305,365)	(40,662,538)
	$5,563,717	$212,167

Deferred income tax liabilities
Cash held in trust	(5,124,118)	(18,585,000)
Other	(1,815,509)	(29,650)
Net deferred income tax liability	$(1,375,910)	$(18,402,483)

At September 30, 2018, we had the following Canadian tax loss carry forwards. Amounts are in U.S. dollars.

Expires
$2,022,389	2026
3,753,291	2027
14,305,833	2028
13,557,743	2029
16,749,838	2030
18,755,941	2031
5,441,894	2032
7,911,394	2033
9,166,549	2034
13,084,572	2035
15,556,179	2036
11,731,494	2037
7,035,042	2038
$139,072,159